SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 10, 2003

STEWART & STEVENSON SERVICES, INC.

(Exact name of registrant as specified in its charter)

Texas

0-8493

74-1051605

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2707 North Loop West

Houston, Texas		77008
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (713) 868-7700

Item 7.    Exhibits.

Exhibit 99.1            Company Press Release dated April 10, 2003, titled “Stewart & Stevenson Announces Filing Date for Form 10-K and Revision to Unaudited Fourth Quarter and Fiscal Year Results”.

Item 12.  Results of Operations and Financial Condition.

On April 10, 2003, Stewart & Stevenson Services, Inc. (the “Company”) issued, and hereby furnishes, the press release attached hereto as Exhibit 99.1 announcing the filing date for the Company’s Form 10-K and revisions to the Company’s unaudited Fourth Quarter and Fiscal Year Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.

Date: April 10, 2003	By:	/s/ John B. Simmons
	Name:	John B. Simmons
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1                           Company Press Release dated April 10, 2003, titled Stewart & Stevenson Announces Filing Date for Form 10-K and Revision to Unaudited Fourth Quarter and Fiscal Year Results.